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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 17, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-39600) and related prospectus for HealthGrades.com, Inc. for the registration of 12,465,000 shares of its common stock dated August 31, 2000.




                                                  /s/ ERNST & YOUNG LLP
                                                  -------------------------
                                                      Ernst & Young LLP


Denver, Colorado

August 28, 2000